As filed with the Securities and Exchange Commission on December 4, 2015

Registration No. 333-204609

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 1 to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Holly Energy Partners, L.P.

Holly Energy Finance Corp.*

(Exact Name of the Registrants as Specified in Their Charters)

Delaware Delaware	4610 4610	20-0833098 20-2263311
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 871-3555 (Address, Including Zip Code, and Telephone Number, Including Area Code, of each of the Registrants’ Principal Executive Offices)

Denise C. McWatters

Senior Vice President, General Counsel and Secretary

Holly Energy Partners, L.P.

2828 N. Harwood, Suite 1300

Dallas, Texas 75201

(214) 871-3555

(Name, Address, Including Zip Code, and

Telephone Number, Including Area Code, of

each of the Registrants’ Agent for Service)

Copy to:

Alan J. Bogdanow

Vinson & Elkins L.L.P.

Trammell Crow Center

2001 Ross Avenue, Suite 3700

Dallas, Texas 75201

(214) 220-7700

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(6)
Primary Offering
Common units representing limited partner interests(1)
Preferred units representing limited partner interests
Debt securities(2)
Guarantees of debt securities(3)
Total Primary Offering	(4)	(6)	(8)	$0(10)
Secondary Offering
Common units representing limited partner interests	22,380,030(5)	(7)	$6,262,872.00(9)	$727.75(11)
Total (Primary and Secondary)			$6,262,872.00	$727.75(12)

(1)	There are being registered hereunder an indeterminate number of common units of Holly Energy Partners, L.P. (“Holly Energy Partners”) that may be issued upon conversion of preferred units or debt securities registered hereunder. No separate consideration will be received for common units that are issued upon conversion of preferred units or debt securities registered hereunder.
(2)	If any debt securities are issued at an original issue discount, then the offering price of such debt securities shall be in such amount as shall result in an aggregate initial offering price not to exceed $2,000,000,000, less the dollar amount of any registered securities previously issued.
(3)	Each of the subsidiaries of Holly Energy Partners identified on the following pages may guarantee any series of debt securities issued under this Registration Statement. No separate consideration will be paid in respect of any guarantees. Pursuant to Rule 457(n) under the Securities Act of 1933 (the “Securities Act”), no separate registration fee will be paid with respect to any guarantees of any debt securities registered hereby.
(4)	The amount of securities registered in the primary offering consists of $2,000,000,000 of a presently indeterminate number or amount of common units of Holly Energy Partners, preferred units of Holly Energy Partners, debt securities of Holly Energy Partners, which may be co-issued by its subsidiary, Holly Energy Finance Corp., and guarantees of such debt securities as set forth in Note 3 above.
(5)	Pursuant to Rule 416(a) under the Securities Act, the number of common units being registered on behalf of the selling unitholders shall be adjusted to include any additional common units that may become issuable as a result of any distribution, split, combination or similar transaction.
(6)	With respect to the primary offering, the proposed maximum aggregate offering price for each class of securities to be registered in the primary offering is not specified pursuant to General Instruction II.D. of Form S-3.
(7)	With respect to the secondary offering, the proposed maximum offering price per common unit will be determined from time to time in connection with, and at the time of, the sale by the selling unitholder.
(8)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. With respect to the primary offering, in no event will the aggregate initial offering price of all securities offered from time to time pursuant to this Registration Statement exceed $2,000,000,000.
(9)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act on the basis of the average of the high and low sale prices of the common units on May 28, 2015, as reported on the New York Stock Exchange.
(10)	The $2,000,000,000 of securities registered in the primary offering includes $2,000,000,000 of common units of Holly Energy Partners, preferred units of Holly Energy Partners, debt securities of Holly Energy Partners, which may be co-issued by its subsidiary, Holly Energy Finance Corp., and guarantees of such debt securities (the “Primary Unsold Securities”) registered pursuant to Registration Statement No. 333-178304 (the “Prior Registration Statement”), originally filed with the Securities and Exchange Commission on December 2, 2011, and declared effective on June 4, 2012, that have not been issued and sold by us. Pursuant to Rule 415(a)(6) under the Securities Act, $229,200.00 of filing fees previously paid in connection with the Primary Unsold Securities will continue to be applied to the Primary Unsold Securities. In accordance with Rule 415(a)(6), the offering of such securities on the Prior Registration Statement will be deemed terminated as of the effective date of this registration statement.
(11)	The 22,380,030 common units registered hereunder for sale by certain selling unitholders include 22,195,230 common units of Holly Energy Partners (adjusted to reflect the two-for-one unit split on January 16, 2013) (the “Secondary Unsold Units”) registered pursuant to the Prior Registration Statement. Pursuant to Rule 415(a)(6) under the Securities Act, $67,709.92 of filing fees previously paid in connection with the Secondary Unsold Units will continue to be applied to the Secondary Unsold Units. In accordance with Rule 415(a)(6), the offering of such common units on the Prior Registration Statement will be deemed terminated as of the effective date of this registration statement. A filing fee of $727.75, calculated in accordance with Rule 457(c) under the Securities Act, is paid herewith in connection with the 184,800 new common units registered hereunder.
(12)	The full registration fee was paid in connection with the initial filing of this registration statement.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

*	Additional Registrants are identified on the following pages.

ADDITIONAL REGISTRANTS

The additional Registrants listed below are subsidiaries of Holly Energy Partners and may guarantee the debt securities registered hereby.

Cheyenne Logistics LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	45-3541447
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

El Dorado Logistics LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	45-3541520
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP El Dorado LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	46-4027645
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Fin-Tex/Trust-River, L.P.

(Exact Name of Registrant As Specified In Its Charter)

Texas	20-2161011
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Logistics GP, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	51-0504692
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Mountain Home, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	71-0968300
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Navajo Southern, L.P.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	57-1207829
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Pipeline Assets, Limited Partnership

(Exact Name of Registrant As Specified In Its Charter)

Delaware	51-0512050
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Pipeline GP, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	72-1583767
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Pipeline, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	71-0968296
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Refining Assets, L.P.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	51-0512052
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Refining GP, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	71-0968297
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Refining, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	71-0968299
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP SLC, LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	27-0385778
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Tulsa LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	27-0497982
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP UNEV Holdings LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	90-0868553
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP UNEV Pipeline LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-1123552
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

HEP Woods Cross, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	72-1583768
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

Holly Energy Partners — Operating, L.P.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	51-0504696
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

Holly Energy Storage — Lovington LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware	27-2245181
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

Lovington-Artesia, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-1583770
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

Roadrunner Pipeline, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-2758381
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number	)

(1)	The address, telephone number and primary standard industrial classification code number of each additional registrant is the same as Holly Energy Partners. The name, address and telephone number for the agent for service for each additional registrant is the same as Holly Energy Partners’ agent for service.

EXPLANATORY NOTE

Holly Energy Partners, L.P., Holly Finance Corp. and the additional registrants named herein are filing this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-204609), originally filed on June 1, 2015 (the “Registration Statement”), as an exhibit-only filing to file the consent of Ernst & Young LLP (the “Consent”) filed herewith as Exhibit 23.1 in order to update the Consent originally filed with the Registration Statement. Accordingly, this Pre-Effective Amendment No. 1 consists only of the facing page, the list of Additional Registrants, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, the exhibit index and the Consent filed herewith as Exhibit 23.1. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules

Reference is made to the Index to Exhibits following the signature pages hereto, which Index to Exhibits is hereby incorporated into this item.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

* Matthew P. Clifton	Chairman of the Board of Holly Logistic Services, L.L.C.

* Charles M. Darling, IV	Director of Holly Logistic Services, L.L.C.

* William J. Gray	Director of Holly Logistic Services, L.L.C.

* Jerry W. Pinkerton	Director of Holly Logistic Services, L.L.C.

* P. Dean Ridenour	Director of Holly Logistic Services, L.L.C.

* William P. Stengel	Director of Holly Logistic Services, L.L.C.

* James G. Townsend	Director of Holly Logistic Services, L.L.C.

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HOLLY ENERGY FINANCE CORP.

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Director of Holly Energy Finance Corp. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of Holly Energy Finance Corp. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Energy Finance Corp. (Principal Accounting Officer)

/s/ Douglas S. Aron Douglas S. Aron	Executive Vice President and Director of Holly Energy Finance Corp.

* Denise C. McWatters	Director of Holly Energy Finance Corp.

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HEP LOGISTICS GP, L.L.C.

By:	Holly Energy Partners, L.P., its sole member

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

* Matthew P. Clifton	Chairman of the Board of Holly Logistic Services, L.L.C.

* Charles M. Darling, IV	Director of Holly Logistic Services, L.L.C.

* William J. Gray	Director of Holly Logistic Services, L.L.C.

* Jerry W. Pinkerton	Director of Holly Logistic Services, L.L.C.

* P. Dean Ridenour	Director of Holly Logistic Services, L.L.C.

* William P. Stengel	Director of Holly Logistic Services, L.L.C.

* James G. Townsend	Director of Holly Logistic Services, L.L.C.

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HOLLY ENERGY PARTNERS — OPERATING, L.P.

By:	HEP Logistics GP, L.L.C., its general partner

By:	Holly Energy Partners, L.P., its sole member

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

* Matthew P. Clifton	Chairman of the Board of Holly Logistic Services, L.L.C.

* Charles M. Darling, IV	Director of Holly Logistic Services, L.L.C.

* William J. Gray	Director of Holly Logistic Services, L.L.C.

* Jerry W. Pinkerton	Director of Holly Logistic Services, L.L.C.

* P. Dean Ridenour	Director of Holly Logistic Services, L.L.C.

* William P. Stengel	Director of Holly Logistic Services, L.L.C.

* James G. Townsend	Director of Holly Logistic Services, L.L.C.

Signature	Title

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HEP PIPELINE GP, L.L.C.
HEP REFINING GP, L.L.C
HEP MOUNTAIN HOME, L.L.C.
HEP PIPELINE, L.L.C.
HEP REFINING, L.L.C.
HEP WOODS CROSS, L.L.C.
HEP SLC, LLC
HEP TULSA LLC
LOVINGTON-ARTESIA, L.L.C.
ROADRUNNER PIPELINE, L.L.C.

By:	Holly Energy Partners — Operating, L.P., its sole member

By:	HEP Logistics GP, L.L.C., its general partner

By:	Holly Energy Partners, L.P., its sole member

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

BY:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

* Matthew P. Clifton	Chairman of the Board of Holly Logistic Services, L.L.C.

* Charles M. Darling, IV	Director of Holly Logistic Services, L.L.C.

* William J. Gray	Director of Holly Logistic Services, L.L.C.

Signature	Title

* Jerry W. Pinkerton	Director of Holly Logistic Services, L.L.C.

* P. Dean Ridenour	Director of Holly Logistic Services, L.L.C.

* William P. Stengel	Director of Holly Logistic Services, L.L.C.

* James G. Townsend	Director of Holly Logistic Services, L.L.C.

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HEP FIN-TEX/TRUST-RIVER, L.P.
HEP NAVAJO SOUTHERN, L.P.
HEP PIPELINE ASSETS, LIMITED PARTNERSHIP

By:	HEP Pipeline GP, L.L.C., its general partner

By:	Holly Energy Partners — Operating, L.P., its sole member

By:	HEP Logistics GP, L.L.C, its general partner

By:	Holly Energy Partners, L.P., its sole member

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

* Matthew P. Clifton	Chairman of the Board of Holly Logistic Services, L.L.C.

* Charles M. Darling, IV	Director of Holly Logistic Services, L.L.C.

* William J. Gray	Director of Holly Logistic Services, L.L.C.

* Jerry W. Pinkerton	Director of Holly Logistic Services, L.L.C.

* P. Dean Ridenour	Director of Holly Logistic Services, L.L.C.

Signature	Title

* William P. Stengel	Director of Holly Logistic Services, L.L.C.

* James G. Townsend	Director of Holly Logistic Services, L.L.C.

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HEP REFINING ASSETS, L.P.

By:	HEP Refining GP, L.L.C., its general partner

By:	Holly Energy Partners — Operating, L.P., its sole member

By:	HEP Logistics GP, L.L.C, its general partner

By:	Holly Energy Partners, L.P., its sole member

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

* Matthew P. Clifton	Chairman of the Board of Holly Logistic Services, L.L.C.

* Charles M. Darling, IV	Director of Holly Logistic Services, L.L.C.

* William J. Gray	Director of Holly Logistic Services, L.L.C.

* Jerry W. Pinkerton	Director of Holly Logistic Services, L.L.C.

* P. Dean Ridenour	Director of Holly Logistic Services, L.L.C.

Signature	Title

* William P. Stengel	Director of Holly Logistic Services, L.L.C.

* James G. Townsend	Director of Holly Logistic Services, L.L.C.

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HOLLY ENERGY STORAGE — LOVINGTON LLC

By:	HEP Refining, L.L.C., its sole member

By:	Holly Energy Partners — Operating, L.P., its sole member

By:	HEP Logistics GP, L.L.C, its general partner

By:	Holly Energy Partners, L.P., its sole member

By:	HEP Logistics Holdings, L.P., its general partner

By:	Holly Logistic Services, L.L.C., its general partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Director of Holly Logistic Services, L.L.C. (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Holly Logistic Services, L.L.C. (Principal Accounting Officer)

* Matthew P. Clifton	Chairman of the Board of Holly Logistic Services, L.L.C.

* Charles M. Darling, IV	Director of Holly Logistic Services, L.L.C.

* William J. Gray	Director of Holly Logistic Services, L.L.C.

* Jerry W. Pinkerton	Director of Holly Logistic Services, L.L.C.

* P. Dean Ridenour	Director of Holly Logistic Services, L.L.C.

* William P. Stengel	Director of Holly Logistic Services, L.L.C.

Signature	Title

* James G. Townsend	Director of Holly Logistic Services, L.L.C.

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HEP UNEV HOLDINGS LLC

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Manager of HEP UNEV Holdings LLC (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of HEP UNEV Holdings LLC (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of HEP UNEV Holdings LLC (Principal Accounting Officer)

/s/ Douglas S. Aron Douglas S. Aron	Executive Vice President and Manager of HEP UNEV Holdings LLC

* Denise C. McWatters	Manager of HEP UNEV Holdings LLC

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HEP UNEV PIPELINE LLC

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Manager of HEP UNEV Pipeline LLC (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of HEP UNEV Pipeline LLC (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of HEP UNEV Pipeline LLC (Principal Accounting Officer)

/s/ Douglas S. Aron Douglas S. Aron	Executive Vice President and Manager of HEP UNEV Pipeline LLC

* Denise C. McWatters	Manager of HEP UNEV Pipeline LLC

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

CHEYENNE LOGISTICS LLC

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Manager of Cheyenne Logistics LLC (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of Cheyenne Logistics LLC (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of Cheyenne Logistics LLC (Principal Accounting Officer)

/s/ Douglas S. Aron Douglas S. Aron	Executive Vice President and Manager of Cheyenne Logistics LLC

* Denise C. McWatters	Manager of Cheyenne Logistics LLC

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

EL DORADO LOGISTICS LLC

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Manager of El Dorado Logistics LLC (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of El Dorado Logistics LLC (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of El Dorado Logistics LLC (Principal Accounting Officer)

/s/ Douglas S. Aron Douglas S. Aron	Executive Vice President and Manager of El Dorado Logistics LLC

* Denise C. McWatters	Manager of El Dorado Logistics LLC

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on December 4, 2015.

HEP EL DORADO LLC

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on December 4, 2015.

Signature	Title

* Michael C. Jennings	Chief Executive Officer, President and Manager of HEP El Dorado LLC (Principal Executive Officer)

/s/ Richard L. Voliva III Richard L. Voliva III	Vice President and Chief Financial Officer of HEP El Dorado LLC (Principal Financial Officer)

* Kenneth P. Norwood	Vice President and Controller of HEP El Dorado LLC (Principal Accounting Officer)

/s/ Douglas S. Aron Douglas S. Aron	Executive Vice President and Manager of HEP El Dorado LLC

* Denise C. McWatters	Manager of HEP El Dorado LLC

*By: /s/ Douglas S. Aron Douglas S. Aron Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

1.1 **	Form of Underwriting Agreement.

4.1 +	Form of Senior Indenture.

4.2 +	Form of Subordinated Indenture.

4.3	First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P. (incorporated by reference to Exhibit 3.1 of the Quarterly Report on Form 10-Q of Holly Energy Partners, L.P. for the quarter ended June 30, 2004, File No. 1-32225).

4.4	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P., dated February 28, 2005 (incorporated by reference to Exhibit 3.1 of the Form 8-K Current Report of Holly Energy Partners, L.P. dated February 28, 2005, File No. 1-32225).

4.5	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P., dated July 6, 2005 (incorporated by reference to Exhibit 3.1 of the Form 8-K Current Report of Holly Energy Partners, L.P. dated July 6, 2005, File No. 1-32225).

4.6	Amendment No. 3 to First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P., dated April 11, 2008 (incorporated by reference to Exhibit 4.1 of the Form 8-K Current Report of Holly Energy Partners, L.P. dated April 15, 2008, File No. 1-32225).

4.7	Limited Partial Waiver of Incentive Distribution Rights under the First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P., dated July 12, 2012 (incorporated by reference to Exhibit 3.1 of Registrant’s Form 8-K Current Report dated July 12, 2012, File No. 001-32225).

4.8	Amendment No. 4 to the First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P., dated January 16, 2013 (incorporated by reference to Exhibit 3.1 of Registrant’s Form 8-K Current Report dated January 16, 2013, File No. 001-32225).

4.9	Form of certificate representing common units of Holly Energy Partners, L.P. (incorporated by reference to Exhibit A to Exhibit 3.1 of the Quarterly Report on Form 10-Q of Holly Energy Partners, L.P. for the quarter ended June 30, 2004, File No. 001-32225).

4.10	Indenture, dated March 12, 2012, among Holly Energy Partners, L.P., Holly Energy Finance Corp., the other Guarantors and U.S. Bank National Association, providing for the issuance of 6.50% Senior Notes due 2020 (incorporated by reference to Exhibit 4.1 of Registrant’s Form 8-K Current Report dated March 12, 2012, File No. 001-32225).

4.11	First Supplemental Indenture, dated August 6, 2012, among HEP UNEV Holdings LLC, HEP UNEV Pipeline LLC, Holly Energy Partners, L.P., Holly Energy Finance Corp., the other Guarantors and U.S. Bank National Association (incorporated by reference to Exhibit 4.2 of Registrant’s Quarterly Report on Form 10-Q for its quarterly period ended September 30, 2012, File No. 001-32225).

4.12	Second Supplemental Indenture, dated March 25, 2015, among HEP UNEV Holdings LLC, HEP UNEV Pipeline LLC, Holly Energy Partners, L.P., Holly Energy Finance Corp., the other Guarantors and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 of Registrant’s Quarterly Report on Form 10-Q dated May 6, 2015, File No. 001-32225).

4.13 **	Form of Certificate Representing Preferred Units of Holly Energy Partners, L.P.

4.14 **	Form of Senior Debt Securities.

4.15 **	Form of Subordinated Debt Securities.

5.1 +	Opinion of Vinson & Elkins L.L.P. regarding the validity of the securities being registered.

8.1 +	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

12.1 +	Computation of Ratio of Earnings to Fixed Charges.

23.1 *	Consent of Ernst & Young LLP.

23.2 +	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1 and 8.1).

24.1 +	Power of Attorney (contained on the signature pages).

25.1 ***	Form T-1 Statement of Eligibility respecting the Senior Indenture.

Exhibit Number	Description of Exhibit

25.2 ***	Form T-1 Statement of Eligibility respecting the Subordinated Indenture.

+	Previously filed.
*	Filed herewith.
**	To be filed either by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference in this registration statement.
***	To be filed in accordance with the requirements of Section 305(b)(2) of the Trust Indenture Act of 1939 and Rule 5b-3 thereunder.